June 18, 2004

DREYFUS GROWTH OPPORTUNITY FUND, INC.

SUPPLEMENT TO PROSPECTUS
DATED July 1, 2003

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE INFORMATION IN THE FOURTH PARAGRAPH CONTAINED IN THE SECTION OF THE FUND’S PROSPECTUS ENTITLED "MANAGEMENT":

Paul Kandel is the fund’s primary portfolio manager; he has been a primary portfolio manager for the fund since July 2001. Mr. Kandel also serves as a portfolio manager for various Dreyfus funds. He joined Dreyfus in 1994 as senior sector manager for the technology and telecommunications industries. In addition, Christopher Bludin, Matthew Jenkin and Barry Mills are fund portfolio managers with respect to certain market sectors in which the fund may invest. Mr. Bludin is a senior managing analyst who joined Dreyfus in March 2001. Prior to joining Dreyfus, he was a research analyst at an investment management firm from 1997 to 2001. Mr. Jenkin is a senior managing analyst who joined Dreyfus in May 1999. Prior to joining Dreyfus, he was a senior scientist at a pharmaceutical firm from 1994 through 1998. Mr. Mills is a senior analyst who joined Dreyfus in 1999. Prior to joining Dreyfus, he was a senior equity analyst with an investment firm and a co-manager of an investment fund.